CAPITAL ONE MASTER TRUST
TRUST EXCESS SPREAD ANALYSIS -                                          JUNE-02

Card Trust                                          COMT 96-3       COMT 97-2     COMT 98-1      COMT 98-4
Deal Size                                            $500MM          $502MM         $591MM        $750MM
Expected Maturity(Class A):                         1/15/2004       8/15/2002     4/15/2008     11/15/2003

------------------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                                20.77%          20.77%        20.77%         20.77%
       LESS:          (Wt Avg) Coupon                 2.18%           2.15%         6.06%          4.98%
                      SVC Fees                        1.50%           1.50%         1.50%          1.50%
                      Charge-Offs                     4.59%           4.59%         4.59%          4.59%

Excess Spread:                            Jun-02     12.50%          12.53%         8.62%          9.70%
                                          May-02     13.73%          13.75%         9.49%         10.52%
                                          Apr-02     13.63%          13.67%         9.61%         10.67%
3-Mo Avg Excess Spread                               13.29%          13.32%         9.24%         10.30%
------------------------------------------------------------------------------------------------------------

Delinquents:          30 to 59 days                   1.70%           1.70%         1.70%          1.70%
Monthly Prin          60 to 89 days                   1.08%           1.08%         1.08%          1.08%
                      90+ days                        2.17%           2.17%         2.17%          2.17%

Monthly Payment Rate                                 16.27%          16.27%        16.27%         16.27%



Card Trust                                          COMT 99-1       COMT 99-3     COMT 00-1      COMT 00-2
Deal Size                                            $625MM          $500MM         $600MM        $750MM
Expected Maturity(Class A):                        05/15/2004      07/17/2006     02/17/2003    06/15/2005

------------------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                                20.77%          20.77%        20.77%         20.77%
       LESS:          (Wt Avg) Coupon                 2.65%           2.82%         7.16%          7.26%
                      SVC Fees                        1.50%           1.50%         1.50%          2.00%
                      Charge-Offs                     4.59%           4.59%         4.59%          4.59%

Excess Spread:                            Jun-02     12.03%          11.86%         7.52%          6.92%
                                          May-02     13.36%          13.20%         8.42%          7.82%
                                          Apr-02     13.20%          13.03%         8.52%          7.92%
3-Mo Avg Excess Spread                               12.86%          12.70%         8.15%          7.55%
------------------------------------------------------------------------------------------------------------

Delinquents:          30 to 59 days                   1.70%           1.70%         1.70%          1.70%
                      60 to 89 days                   1.08%           1.08%         1.08%          1.08%
                      90+ days                        2.17%           2.17%         2.17%          2.17%

Monthly Payment Rate                                 15.66%          15.66%        15.66%         15.66%

Card Trust                                          COMT 00-3       COMT 00-4     COMT 00-5      COMT 01-1
Deal Size                                            $1000MM         $1200MM       $1250MM        $1200MM
Expected Maturity(Class A):                        08/15/2007      10/17/2005     10/15/2003    02/15/2008

------------------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                                20.77%          20.77%        20.77%         20.77%
       LESS:          (Wt Avg) Coupon                 2.85%           5.92%         5.83%          2.30%
                      SVC Fees                        2.00%           2.00%         2.00%          2.00%
                      Charge-Offs                     4.59%           4.59%         4.59%          4.59%

Excess Spread:                            Jun-02     11.33%           8.26%         8.35%         11.88%
                                          May-02     12.69%           9.09%         9.18%         13.11%
                                          Apr-02     12.51%           9.23%         9.32%         13.00%
3-Mo Avg Excess Spread                               12.18%           8.86%         8.95%         12.66%
------------------------------------------------------------------------------------------------------------

Delinquents:          30 to 59 days                   1.70%           1.70%         1.70%          1.70%
                      60 to 89 days                   1.08%           1.08%         1.08%          1.08%
                      90+ days                        2.17%           2.17%         2.17%          2.17%

Monthly Payment Rate                                 15.66%          15.66%        15.66%         15.66%



Card Trust                                          COMT 01-2       COMT 01-3     COMT 01-4      COMT 01-5
                                                     $1200MM         $750MM        $1000MM        $1000MM
Expected Maturity(Class A):                        03/15/2006      05/15/2006    06/15/2004     08/15/2006

------------------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                                20.77%          20.77%        20.77%         20.77%
       LESS:          (Wt Avg) Coupon                 4.97%           4.98%         2.28%          4.86%
                      SVC Fees                        2.00%           2.00%         2.00%          2.00%
                      Charge-Offs                     4.59%           4.59%         4.59%          4.59%

Excess Spread:                            Jun-02      9.21%           9.20%         11.90%         9.32%
                                          May-02     10.03%          10.03%         13.13%        10.16%
                                          Apr-02     10.17%          10.17%         13.04%        10.29%
3-Mo Avg Excess Spread                                9.80%           9.80%         12.69%         9.92%
------------------------------------------------------------------------------------------------------------

Delinquents:          30 to 59 days                   1.70%           1.70%         1.70%          1.70%
                      60 to 89 days                   1.08%           1.08%         1.08%          1.08%
                      90+ days                        2.17%           2.17%         2.17%          2.17%

Monthly Payment Rate                                 15.66%          15.66%        15.66%         15.66%

Card Trust                                          COMT 01-6       COMT 01-7     COMT 01-8      COMT 02-1
Deal Size                                            $1300MM         $1000MM       $1000MM        $985MM
Expected Maturity(Class A):                        08/15/2008      10/15/2004    10/16/2006     01/15/2009

------------------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                                20.77%          20.77%        20.77%         20.77%
       LESS:          (Wt Avg) Coupon                 2.65%           3.64%         4.28%          2.33%
                      SVC Fees                        2.00%           2.00%         2.00%          2.00%
                      Charge-Offs                     4.59%           4.59%         4.59%          4.59%

Excess Spread:                            Jun-02     11.53%          10.54%         9.90%         11.85%
                                          May-02     12.85%          11.38%        10.73%         13.08%
                                          Apr-02     12.69%          11.51%        10.86%         12.97%
3-Mo Avg Excess Spread                               12.36%          11.14%        10.50%         12.63%
------------------------------------------------------------------------------------------------------------

Delinquents:          30 to 59 days                   1.70%           1.70%         1.70%          1.70%
                      60 to 89 days                   1.08%           1.08%         1.08%          1.08%
                      90+ days                        2.17%           2.17%         2.17%          2.17%

Monthly Payment Rate                                 15.66%          15.66%        15.66%         15.66%

Card Trust                                          COMT 02-2       COMT 02-3     COMT 02-4
                                                     $620MM          $1350MM        $750MM
Expected Maturity(Class A):                        03/15/2007      04/15/2005    05/15/2007

----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                                20.77%          20.77%        20.77%
       LESS:          (Wt Avg) Coupon                 2.26%           2.47%         4.25%
                      SVC Fees                        2.00%           2.00%         1.60%
                      Charge-Offs                     4.59%           4.59%         4.59%

Excess Spread:                            Jun-02     11.92%          11.71%        10.33%
                                          May-02     13.15%          13.70%          N/A
                                          Apr-02     14.04%            N/A           N/A
3-Mo Avg Excess Spread                               13.04%            N/A           N/A
----------------------------------------------------------------------------------------------

Delinquents:          30 to 59 days                   1.70%           1.70%         1.70%
                      60 to 89 days                   1.08%           1.08%         1.08%
                      90+ days                        2.17%           2.17%         2.17%

Monthly Payment Rate                                 15.66%          15.66%        15.66%


This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent of registration of an applicable exemption from the registration requirements.

COMMENTS: Capital One Master Trust performance statistics are also available at the Capital One web site:

http://capitalone.com/invest/financials/abs.html



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